Exhibit 10.3

Trademark License Agreement

This Trademark License Agreement (“Agreement”), dated as of February 10, 2023 (the “Effective Date”), is by and between Sculptor Capital LP (“Licensor”) and Sculptor Diversified Real Estate Income Trust, Inc. (“Licensee”) (collectively, the “Parties,” or each, individually, a “Party”).

WHEREAS, Sculptor Advisors LLC is an Affiliate (as defined in Section 2.2 herein) of Licensor;

WHEREAS, Sculptor Advisors LLC or another Affiliate of the Licensor acts as the Registered Investment Advisor to Licensee and an Affiliate of Licensor may, from time to time, act as the Dealer Manager to the Licensee;

WHEREAS, Licensee is engaged in the business of being a non-traded Real Estate Investment Trust (the “Business”);

WHEREAS, Licensor owns the mark SCULPTOR, and related marks, including the marks covered by the applications and registrations set forth on Schedule 1 (“Licensed Marks”); and

WHEREAS, Licensee wishes to use the Licensed Marks, including as part of the company name “SCULPTOR Diversified Real Estate Income Trust, Inc.”, and Licensor is willing to grant to Licensee a license to use the Licensed Marks, to facilitate Licensee’s conduct of the Business.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Recitals Incorporated. The recitals set forth above are hereby incorporated by reference and made a part of this Agreement as if the same were fully set forth herein.

2. License.

2.1 License Grant. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee during the Term (as defined below) a fully paid-up, worldwide, royalty-free, non-exclusive, personal, non-transferable, non-sublicensable (except as provided in Section 2.2) license to (a) use the Licensed Marks in connection with the conduct of the Business, and any other services that the Parties may agree upon in writing from time to time (“Licensed Services”); and (b) use SCULPTOR as part of Licensee’s and its Affiliates’ respective corporate name, company name, or trade name, as applicable in a form approved by Licensor in advance. The Parties acknowledge and agree that the name SCULPTOR Diversified Real Estate Income Trust, Inc is hereby approved.

2.2 Sublicensing. Licensee may not grant sublicenses under this Agreement, except that Licensee may grant a sublicense of any of its rights under this Agreement to one or more of its Affiliates (as defined herein), provided that: (a) Licensee shall ensure that each sublicensee complies with the applicable terms and conditions of this Agreement; (b) any act or omission of a sublicensee that would be a material breach of this Agreement if performed by Licensee will be deemed to be a material breach by Licensee; and (c) each sublicense will terminate automatically effective as of the earlier of (i) termination of this Agreement under Section 8 and (ii) the date the sublicensee ceases to be an Affiliate of Licensee. An “Affiliate” of an entity means any other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control or ownership with, such entity.

2.3 Reservation of Rights. Licensor hereby reserves all rights not expressly granted to Licensee under this Agreement.

3. Quality Control.

3.1 Quality Standards. Licensee acknowledges and is familiar with the high standards and reputation for quality symbolized by the Licensed Marks as of the Effective Date, and Licensee shall, at all times, conduct the Business and use the Licensed Marks in a manner at least consistent with and no less than such quality standards and reputation.

3.2 Use of the Licensed Mark. Licensee shall comply with Licensor’s guidelines and specifications regarding the style, appearance, and usage of the Licensed Marks as provided by Licensor from time to time, and shall ensure that all uses of the Licensed Marks, and that all services offered under the Licensed Marks, under this Agreement comply with all applicable laws. Licensee shall use proper notice symbols and legends as may be required (a) by Licensor or (b) under applicable law to maintain the Licensed Marks and Licensor’s rights therein.

3.3 Licensor’s Quality Control. Licensor may exercise quality control over all uses of the Licensed Marks under this Agreement to maintain the validity of the Licensed Marks and protect the goodwill associated therewith. For the purpose of monitoring Licensee’s compliance with Licensor’s quality standards and the other requirements set forth in this Section 3, at Licensor’s reasonable request, (a) at Licensor’s expense, Licensor (or its representative) may inspect Licensee’s and its sublicensees’ facilities, on reasonable notice and during normal business hours; and (b) Licensee shall submit to Licensor a representative sample of any use of the Licensed Marks by Licensee or its sublicensees for Licensor’s review and approval, subject to Section 3.4. Licensee acknowledges and agrees that, based on the special relationship of trust between the Parties, Licensor may reasonably rely on Licensee to perform any inspection or review necessary to ensure Licensee’s and its sublicensees’ compliance with Licensor’s quality standards and the other requirements set forth in this Section 3.

3.4 Approvals. Licensor acknowledges and agrees that all uses of the Licensed Marks made by Licensee and its sublicensees as of the Effective Date meet Licensor’s quality standards and the other requirements set forth in this Section 3 and are hereby deemed approved by Licensor. Approval of any use by Licensee or any sublicensee of a particular use of the Licensed Marks, once given by Licensor, will continue in effect, without need for future approval, so long as such particular use of the Licensed Marks in connection with the services of the Business continues to be substantially consistent with such previously approved use.

4. Ownership and Protection of the Licensed Mark.

4.1 Acknowledgment of Ownership. Licensee acknowledges that Licensor owns and will retain all right, title, and interest in and to the Licensed Marks. All use by Licensee or any sublicensee of the Licensed Marks, and all goodwill accruing therefrom, will inure solely to the benefit of Licensor. Licensee will not challenge Licensor’s ownership or registration of the Licensed Marks, the validity of this Agreement, or file any trademark application or assist any third party in filing any trademark application for the Licensed Marks or any trademarks confusingly similar thereto.

4.2 Registration and Maintenance. Licensee shall notify Licensor prior to using the Licensed Marks in any jurisdiction for which the Licensed Marks are not registered or in which no applications to register the Licensed Marks have been filed. Licensor has the sole right, in its discretion, to file, prosecute, and maintain all applications and registrations for the Licensed Marks. To the extent Licensee wishes Licensor to file and maintain any additional trademark applications for the Licensed Marks, such application costs shall be borne by Licensee. Licensee shall provide, at the request of Licensor and at Licensee’s expense, all necessary assistance with such filing, maintenance, and prosecution.

4.3 Enforcement. Licensee shall promptly notify Licensor in writing of any actual, suspected, or threatened infringement, dilution, or other conflicting use of the Licensed Marks by any third party of which it becomes aware. Licensor has the sole right, in its discretion, to bring any action or proceeding with respect to any such infringement, dilution, or other conflict and to control the conduct of any such action or proceeding (including any settlement thereof). Licensee shall provide Licensor with all assistance that Licensor may reasonably request, at Licensor’s expense, in connection with any such action or proceeding. Licensor will be entitled to retain any monetary recovery resulting from any such action or proceeding (including any settlement thereof) for its own account.

5. Recordation of License. Upon Licensee’s request, Licensor shall make all necessary filings, at Licensee’s expense, to record this Agreement in any regulatory or intellectual property offices or agencies in any and all countries where it may be required under applicable law, including as a prerequisite to enforcement of the Licensed Marks or enforceability of this Agreement in the courts of such countries. Any recordation fees and related costs and expenses shall be at Licensee’s expense.

6. Indemnification. Licensee shall indemnify, defend, and hold harmless Licensor, its Affiliates, officers, directors, employees, agents, and representatives against all losses, liabilities, claims, damages, actions, fines, penalties, expenses, or costs (including court costs and reasonable attorneys’ fees) (“Losses”) arising out of or in connection with any third-party claim, suit, action, or proceeding relating to: (a) any breach of this Agreement by Licensee; or (b) use of any Licensed Mark under this Agreement, except for any claim based solely on infringement, dilution, or other violation of any trademark rights of any third party arising out of the use of the Licensed Marks in accordance with this Agreement.

7. Disclaimer; Limitation of Liability.

7.1 Disclaimer. EACH PARTY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, IN CONNECTION WITH THIS AGREEMENT AND THE LICENSED MARKS, INCLUDING ANY WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LICENSOR MAKES NO REPRESENTATION OR WARRANTY THAT ANY LICENSED MARK IS VALID OR THAT THE EXERCISE BY LICENSEE OF ANY RIGHTS GRANTED UNDER THIS AGREEMENT WILL NOT INFRINGE THE RIGHTS OF ANY PERSON.

7.2 Limitation of Liability. EXCEPT FOR LICENSEE’S LIABILITY FOR INDEMNIFICATION UNDER SECTION 6, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, OR PUNITIVE DAMAGES RELATING TO THIS AGREEMENT OR USE OF THE LICENSED MARKS HEREUNDER, WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGE WAS FORESEEABLE AND WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8. Term and Termination.

8.1 Term. This Agreement begins on the Effective Date for an initial term of up to one year and shall automatically renew upon appointment of Sculptor Advisors LLC or another Affiliate of the Licensor as Licensee’s Adviser and continue to be in effect for so long as Licensee’s Adviser remains an Affiliate of Licensor, unless otherwise terminated pursuant to Section 8.2 or Section 8.3 (the “Term”). “Adviser” shall mean the entity that acts as the adviser to the Licensee, which adviser, among other duties, manages the Licensee.

8.2 Termination by Licensor. Licensor may terminate this Agreement (a) immediately upon written notice to Licensee if Licensee materially breaches this Agreement and fails to cure such breach within thirty (30) business days after receiving written notice thereof; (b) at any time without cause, and without incurring any additional obligation, liability, or penalty, by providing at least 90 days’ prior written notice to Licensee; or (c) immediately if and when the Licensee’s Adviser ceases to be an Affiliate of Licensor.

8.3 Termination by Licensee. Licensee may terminate this Agreement at any time without cause, and without incurring any additional obligation, liability, or penalty, by providing at least 90 days’ prior written notice to Licensor, provided that upon notification of such termination by Licensee, the Licensor may elect to immediately effect termination of the Agreement at any time after 30 days from the date of such notification.

9. Assignment. Licensee may not assign or transfer any of its rights or obligations under this Agreement other than to one of its Affiliates without Licensor’s prior written consent. Any purported assignment or transfer in violation of this Section 9 will be void and of no force and effect.

10. General Provisions.

10.1 Amendments. No amendment to this Agreement will be effective unless it is in writing and signed by both Parties.

10.2 No Third-Party Beneficiaries. Except for the right of Licensor’s Affiliates, officers, directors, employees, agents, and representatives to enforce their rights to indemnification under Section 6, this Agreement solely benefits the Parties and their respective permitted successors and assigns and nothing in this Agreement, express or implied, confers on any other person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

10.3 Counterparts. This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement.

10.4 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

10.5 Governing Law. This Agreement, including all exhibits, schedules, attachments, and appendices attached to this Agreement and thereto, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York.

10.6 Waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement will operate or be construed as a waiver thereof, nor will any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

10.7 Notices. All correspondence or notices required or permitted to be given under this Agreement must be in writing and shall be given or delivered by overnight courier or e-mail addressed as follows (or at such other address for a Party as specified in a notice given in accordance with this Section 10.7):

If to Licensor:	9 West 57th Street, 39th Floor New York, New York 10019 Email: wayne.cohen@sculptor.com Attention: Wayne Cohen

If to Licensee:	9 West 57th Street, 39th Floor New York, New York 10019 Email: steven.orbuch@sculptor.com Attention: Steven Orbuch

Notice or delivery by overnight courier or e-mail shall be effective upon confirmed receipt.

10.8 Entire Agreement. This Agreement, including and together with any related exhibits, schedules, attachments, and appendices, constitutes the sole and entire agreement of Licensor and Licensee with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, regarding such subject matter.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date by their respective officers thereunto duly authorized.

Sculptor Capital LP
By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Steven Orbuch
Name:	Steven Orbuch
Title:	President

Schedule 1

Licensed Marks

SCULPTOR

SCULPTOR Diversified Real Estate Income Trust, Inc.

SCULPTOR Diversified REIT Operating Partnership LP

SCULPTOR PRIVATE WEALTH SOLUTIONS

“S Design”

“SCULPTOR Design”

“SCULPTOR REAL ESTATE Design”

“SCULPTOR CAPITAL MANAGEMENT Design”

Registrations

Trademark Name	Jurisdiction	Registration No.
S Design	United States of America (US)	6176347
S Design	Canada (CA)	TMA1108190
S Design	Switzerland (CH)	1495729
S Design	European Union Intellectual Property Office (EM)	18111028
S Design	Finland (FI)	1495729
S Design	United Kingdom (GB)	00003422641
S Design	Hong Kong (HK)	305033510
S Design	Japan (JP)	1495729
S Design	Republic of Korea (KR)	8-5-2021-000053444

Trademark Name	Jurisdiction	Registration No.
S Design	Singapore (SG)	40201924005Y
S Design	World Intellectual Property Organization	1495729
S Design	United Arab Emirates (UAE)	319338
SCULPTOR Design	United States of America (US)	6186243
SCULPTOR Design	Australia (AU)	2047836
SCULPTOR Design	Canada (CA)	TMA1108191
SCULPTOR Design	Switzerland (CH)	1495360
SCULPTOR Design	China (CN)	40520688
SCULPTOR Design	European Union Intellectual Property Office (EM)	018111033
SCULPTOR Design	Finland (FI)	1495360
SCULPTOR Design	United Kingdom (GB)	00003422627
SCULPTOR Design	Hong Kong (HK)	305033547
SCULPTOR Design	Japan (JP)	1495360
SCULPTOR Design	Republic of Korea (KR)	8-5-2021-000092829
SCULPTOR Design	Singapore (SG)	40201923965Y
SCULPTOR Design	World Intellectual Property Organization	1495360
SCULPTOR Design	United Arab Emirates (AE)	319335
SCULPTOR	United States of America (US)	6170851
SCULPTOR	Australia (AU)	2039628
SCULPTOR	Canada (CA)	TMA1108094
SCULPTOR	Switzerland (CH)	1488998
SCULPTOR	China (CN)	40520683

Trademark Name	Jurisdiction	Registration No.
SCULPTOR	European Union Intellectual Property Office (EM)	018111035
SCULPTOR	Finland (FI)	1488998
SCULPTOR	United Kingdom (GB)	00003422625
SCULPTOR	Hong Kong (HK)	305033556
SCULPTOR	Japan (JP)	1488998
SCULPTOR	Republic of Korea (KR)	8-5-2020-005627489
SCULPTOR	Singapore (SG)	40201921302R
SCULPTOR	World Intellectual Property Organization	1488998
SCULPTOR	United Arab Emirates (AE)	319339
SCULPTOR REAL ESTATE Design	United States of America (US)	6196414
SCULPTOR REAL ESTATE Design	Australia (AU)	2044278
SCULPTOR REAL ESTATE Design	Canada (CA)	1493324
SCULPTOR REAL ESTATE Design	Switzerland (CH)	1493324
SCULPTOR REAL ESTATE Design	China (CN)	40520686
SCULPTOR REAL ESTATE Design	European Union Intellectual Property Office (EM)	018111029
SCULPTOR REAL ESTATE Design	Finland (FI)	1493324
SCULPTOR REAL ESTATE Design	United Kingdom (GB)	UK00003422637
SCULPTOR REAL ESTATE Design	Hong Kong (HK)	305033529

Trademark Name	Jurisdiction	Registration No.
SCULPTOR REAL ESTATE Design	Japan (JP)	1493324
SCULPTOR REAL ESTATE Design	Republic of Korea (KR)	8-5-2020-006395145
SCULPTOR REAL ESTATE Design	Singapore (SG)	40201922940V
SCULPTOR REAL ESTATE Design	World Intellectual Property Organization	1493324
SCULPTOR REAL ESTATE Design	United Arab Emirates (AE)	319337
SCULPTOR CAPITAL MANAGEMENT Design	United States of America (US)	6170852
SCULPTOR CAPITAL MANAGEMENT Design	Australia (AU)	2042824
SCULPTOR CAPITAL MANAGEMENT Design	Canada (CA)	1491231
SCULPTOR CAPITAL MANAGEMENT Design	Switzerland (CH)	1491231
SCULPTOR CAPITAL MANAGEMENT Design	China (CN)	40520685
SCULPTOR CAPITAL MANAGEMENT Design	European Union Intellectual Property Office (EM)	018111030
SCULPTOR CAPITAL MANAGEMENT Design	Finland (FI)	1491231
SCULPTOR CAPITAL MANAGEMENT Design	United Kingdom (GB)	UK00003422636
SCULPTOR CAPITAL MANAGEMENT Design	Hong Kong (HK)	305033538
SCULPTOR CAPITAL MANAGEMENT Design	Japan (JP)	1491231
SCULPTOR CAPITAL MANAGEMENT Design	Republic of Korea (KR)	8-5-2020-005959926

Trademark Name	Jurisdiction	Registration No.
SCULPTOR CAPITAL MANAGEMENT Design	Singapore (SG)	1491231
SCULPTOR CAPITAL MANAGEMENT Design	World Intellectual Property Organization	1491231
SCULPTOR CAPITAL MANAGEMENT Design	United Arab Emirates (AE)	319336

Applications

Trademark Name	Jurisdiction	Application No.
SCULPTOR	US	97396179
SCULPTOR	Canada	1668119
SCULPTOR	EU	1668119
SCULPTOR	UK	1668119
SCULPTOR	Switzerland	1668119
SCULPTOR	Hong Kong	305959685
SCULPTOR	Japan	1668119
SCULPTOR	Korea	1668119
SCULPTOR	Singapore	1668119
SCULPTOR	WIPO	1668119
SCULPTOR PRIVATE WEALTH SOLUTIONS	US	97396180
SCULPTOR PRIVATE WEALTH SOLUTIONS	Canada	TBA
SCULPTOR PRIVATE WEALTH SOLUTIONS	EU	TBA
SCULPTOR PRIVATE WEALTH SOLUTIONS	UK	TBA
SCULPTOR PRIVATE WEALTH SOLUTIONS	Switzerland	TBA
SCULPTOR PRIVATE WEALTH SOLUTIONS	Hong Kong	305959757
SCULPTOR PRIVATE WEALTH SOLUTIONS	Japan	TBA
SCULPTOR PRIVATE WEALTH SOLUTIONS	Korea	TBA
SCULPTOR PRIVATE WEALTH SOLUTIONS	Singapore	TBA
SCULPTOR PRIVATE WEALTH SOLUTIONS	WIPO	TBA